Quarterly Report
May 31, 2022
MFS®  Global Real
Estate Fund
GRE-Q3

Portfolio of Investments
5/31/22 (unaudited)
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 96.0%
Brokerage & Asset Managers – 1.5%
Brookfield Asset Management, Inc., “A”	877,122	$44,353,657
Construction – 6.9%
American Homes 4 Rent, “A”, REIT	2,082,083	$76,953,788
AvalonBay Communities, Inc., REIT	318,663	66,269,157
Mid-America Apartment Communities, Inc., REIT	311,335	56,351,635
		$199,574,580
Engineering - Construction – 1.3%
Corporacion Inmobiliaria Vesta S.A.B. de C.V.	11,475,907	$23,394,395
Fibra Uno Administracion S.A. de C.V., REIT	13,485,657	14,239,067
		$37,633,462
Forest & Paper Products – 4.5%
Rayonier, Inc., REIT	1,619,210	$66,743,836
Weyerhaeuser Co., REIT	1,553,432	61,391,633
		$128,135,469
Medical & Health Technology & Services – 4.1%
Encompass Health Corp.	739,238	$48,449,659
Welltower, Inc., REIT	770,761	68,667,097
		$117,116,756
Network & Telecom – 4.2%
Equinix, Inc., REIT	174,386	$119,818,877
Real Estate – 67.7%
Alexandria Real Estate Equities, Inc., REIT	319,333	$52,993,311
Allied Properties, REIT	667,565	20,467,384
Ascendas India Trust, REIT	25,011,300	20,781,660
Big Yellow Group PLC, REIT	2,892,507	49,096,092
Boston Properties, Inc., REIT	329,084	36,587,559
Brixmor Property Group, Inc., REIT	2,362,389	57,595,044
CapitaLand Investment Ltd.	19,403,500	55,850,157
Douglas Emmett, Inc., REIT	982,544	27,776,519
Embassy Office Parks, REIT	6,057,655	30,794,567
Equity Lifestyle Properties, Inc., REIT	992,225	75,111,433
ESR Cayman Ltd. (a)	17,140,000	50,783,082
Extra Space Storage, Inc., REIT	481,145	85,740,039
Goodman Group, REIT	5,315,356	78,062,975
Grainger PLC	14,741,377	57,398,619
Granite REIT	826,320	59,508,629
Heiwa Real Estate Co. Ltd.	348,600	10,222,278
Host Hotels & Resorts, Inc., REIT	2,971,300	59,396,287
Japan Logistics Fund, Inc., REIT	13,415	33,717,908
Katitas Co. Ltd.	2,367,500	53,574,277
LEG Immobilien SE	348,664	35,881,187
National Retail Properties, Inc., REIT	1,168,055	51,744,837
National Storage, REIT	28,615,408	49,257,979
Parkway Real Estate LLC, REIT	4,254,300	15,325,252
Phillips Edison & Co., REIT	1,627,337	54,906,350
Prologis, Inc., REIT	1,577,920	201,153,242
Rural Funds Group, REIT	2,830,806	6,125,674
Shaftesbury PLC, REIT	7,078,762	53,296,677
Shurgard Self Storage S.A.	790,909	41,350,213
Simon Property Group, Inc., REIT	760,448	87,185,363

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Real Estate – continued
Sino Land Co. Ltd.	28,371,635	$40,085,513
STAG Industrial, Inc., REIT	1,123,900	37,425,870
Star Asia Investment Corp., REIT	38,496	18,181,200
Sun Communities, Inc., REIT	427,672	70,193,805
Swire Properties Ltd.	17,024,800	41,520,962
Unite Group PLC, REIT	1,614,366	23,556,755
Urban Edge Properties, REIT	2,493,445	47,001,438
VICI Properties, Inc., REIT	2,276,371	70,226,045
Vonovia SE, REIT	2,092,885	79,649,651
Warehouses De Pauw, REIT	186,923	6,891,048
		$1,946,416,881
Telecommunications - Wireless – 4.7%
American Tower Corp., REIT	171,790	$44,000,573
Cellnex Telecom S.A.	1,190,031	53,695,752
SBA Communications Corp., REIT	114,279	38,467,454
		$136,163,779
Telephone Services – 1.1%
Helios Tower PLC (a)	22,733,684	$32,599,954
Total Common Stocks		$2,761,813,415
Investment Companies (h) – 3.6%
Money Market Funds – 3.6%
MFS Institutional Money Market Portfolio, 0.64% (v)	103,785,627	$103,785,627

Other Assets, Less Liabilities – 0.4%		11,233,818
Net Assets – 100.0%		$2,876,832,860
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $103,785,627 and $2,761,813,415, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
REIT	Real Estate Investment Trust
See attached supplemental information. For more information see notes to financial statements as disclosed in the most recent semiannual or annual report.

Supplemental Information
5/31/22 (unaudited)
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(1) Investment Valuations
Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of May 31, 2022 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$1,662,150,851	$—	$—	$1,662,150,851
United Kingdom	215,948,097	—	—	215,948,097
Australia	—	133,446,628	—	133,446,628
Hong Kong	50,783,082	81,606,475	—	132,389,557
Canada	124,329,670	—	—	124,329,670
Japan	28,403,478	87,292,185	—	115,695,663
Germany	115,530,838	—	—	115,530,838
Singapore	—	91,957,069	—	91,957,069
Spain	53,695,752	—	—	53,695,752
Other Countries	116,669,290	—	—	116,669,290
Mutual Funds	103,785,627	—	—	103,785,627
Total	$2,471,296,685	$394,302,357	$—	$2,865,599,042
For further information regarding security characteristics, see the Portfolio of Investments.

Supplemental Information (unaudited) – continued
(2) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$42,420,492	$986,105,029	$924,739,894	$—	$—	$103,785,627
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$81,110	$—
(3) Issuer Country Weightings
Issuer country weighting percentages of portfolio holdings based on net assets, as of May 31, 2022, are as follows:
United States	61.7%
United Kingdom	7.5%
Australia	4.6%
Hong Kong	4.6%
Canada	4.3%
Germany	4.1%
Japan	4.0%
Singapore	3.2%
Spain	1.9%
Other Countries	4.1%
(4) Russia and Ukraine Conflict
The market disruptions, which began in late February 2022, associated with geopolitical events related to the conflict between Russia and Ukraine may adversely affect the value of the fund’s assets and thus the fund’s performance. Management continues to monitor these events and to evaluate the related impacts, if any, to the fund.
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